PRUDENTIAL INVESTMENT PORTFOLIOS 18 (PIP 18)

PGIM Jennison 20/20 Focus Fund

Supplement dated September 14, 2021 to the Currently Effective

Prospectus, Summary Prospectus and Statement of Additional Information

At the special meeting of shareholders of the PGIM Jennison 20/20 Focus Fund (“20/20 Focus Fund”) held on September 14, 2021, shareholders approved the 20/20 Focus Fund’s reorganization into PGIM Jennison Focused Growth Fund (“Focused Growth Fund”), a series of Prudential Investment Portfolios 3.  Pursuant to the reorganization, the assets and liabilities of the 20/20 Focus Fund will be exchanged for shares of the Focused Growth Fund, and shareholders of the 20/20 Focus Fund will become shareholders of the Focused Growth Fund.  Shares of the Focused Growth Fund to be received by the 20/20 Focus Fund shareholders in the reorganization will be equal in value and of the same share class, except that Class R shareholders of the 20/20 Focus Fund will receive Class A shares of the Focused Growth Fund, and each share class will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the 20/20 Focus Fund shares held by such shareholders immediately prior to the reorganization.

The reorganization transaction is expected to be completed as of the close of business on the New York Stock Exchange on or about Friday, October 22, 2021.  In anticipation of the upcoming reorganization, generally the last day for purchases and exchanges into the 20/20 Focus Fund will be trade date Thursday, October 21, 2021.

The 20/20 Focus Fund is expected to distribute ordinary income and capital gains, if any, to its shareholders prior to the closing date. 20/20 Focus Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. In addition, it is currently anticipated that all or a substantial portion of the 20/20 Focus Fund’s portfolio securities will be sold and/or redeemed in-kind prior to the closing of the reorganization, and the 20/20 Focus Fund is expected to realize capital gain or loss in connection with those sales. If the 20/20 Focus Fund realizes capital gains, those gains may increase the capital gain distribution paid to shareholders.

LR1377